SCHWAB CAPITAL TRUST

Schwab® International Opportunities Fund
(the fund)
Supplement dated September 26, 2023
to the fund’s currently effective Statutory Prospectus
and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and SAI and should be read in conjunction with the
Statutory Prospectus and SAI.
At a meeting held on September 20, 2023, the Board of Trustees (the Board) of Schwab Capital Trust voted to terminate Mondrian Investment Partners Limited (Mondrian) as investment subadviser to the fund effective on or about September 26, 2023. Further, the Board voted to hire Columbia Management Investment Advisers, LLC (Columbia) as investment subadviser to the fund effective on or about September 26, 2023. Charles Schwab Investment Management, Inc. will transition the Mondrian portfolio to align with Columbia’s investment strategy and anticipates that Columbia will begin to manage Fund assets on or about October 10, 2023. Accordingly, the following changes have been made to the fund’s Statutory Prospectus and SAI:
1.
Statutory Prospectus – In the fund’s “Fund Summary” section under the header “Investment Managers”: The language is hereby deleted in its entirety and replaced with the following:

The fund has four investment managers: American Century Investment Management, Inc., Baillie Gifford Overseas Limited, Columbia Management Investment Advisers, LLC and Harris Associates L.P. As of September 26, 2023, none of the investment managers managed more than 30% of the fund’s net assets nor are any expected to manage more than 30% of the fund’s assets. In addition, an investment manager may, at certain times, be approved but unfunded. For information on the fund’s investment managers, please see the “Fund Details” and “Fund Management” sections in the prospectus.
2.
Statutory Prospectus – Under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section: The second paragraph and related table are hereby deleted in their entirety and replaced with the following:

The following table identifies the fund’s investment adviser and investment managers as of September 26, 2023, their areas of focus, and approximate asset allocation.
Investment Adviser/Manager	Investment Style	Approximate Allocation of Net Assets (%) (1)
American Century Investment Management, Inc.	International small-cap growth	24%
Baillie Gifford Overseas Limited	International growth	7%
Columbia Management Investment Advisers, LLC	International all-cap blend	16%
Harris Associates L.P.	International large-cap value	23%
Schwab Asset Management	International large-cap developed	24%
Cash and other assets	—	6%
(1)
Allocations may not add to 100% due to rounding.

3.
Statutory Prospectus – Under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section: The last paragraph is hereby deleted in its entirety and replaced with the following:

Columbia Management Investment Advisers, LLC (Columbia) in managing its segment of the fund’s assets, uses multi-perspective analysis, that combines fundamental and quantitative research with macro-economic assessment, to capture the upside of international equity markets while helping to mitigate the inherent volatility. Columbia invests across market capitalizations to build a core portfolio with long-term growth potential and greater resiliency in volatile markets. Columbia uses the firm’s regional experts in countries across the globe, including research investment professionals, to identify undervalued stocks that appear poised for growth.
4.
Statutory Prospectus – Under the “Fund Management” section: The fourth paragraph is hereby deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the investment adviser and each sub-advisory agreement (except for the sub-advisory agreement with Columbia) is available in the fund’s 2022 annual report, which covers the period of November 1, 2021 through October 31, 2022. A discussion regarding the basis for the approval of the sub-advisory agreement between the investment adviser and Columbia will be available in a future report.
5.
Statutory Prospectus – In the table under “The Fund’s Investment Managers” in the “Fund Management” section: The “Mondrian Investment Partners Limited” section is hereby deleted in its entirety and replaced with the following:

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2022)	Portfolio Manager(s)	Employment Experience
Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210	Incorporated: 1985 $397.9 billion(1)	Fred Copper, CFA, Senior Portfolio Manager	Fred Copper is a senior portfolio manager on the Overseas Equity team for Columbia Threadneedle Investments. He joined one of the Columbia Threadneedle Investments legacy firms in 2005 as head of international equities. Previously, Fred was a senior vice president with Putnam Investments where he co-managed $1.5 billion in international and global value portfolios, as well as serving as a lead manager for a small-cap value portfolio and as a member of the global value portfolio management team. Prior to that, he was an assistant vice president with Wellington Management Company. Fred has been a member of the investment community since 1990. He received a BS from Boston College and an MBA from the University of Chicago. In addition, Fred holds the Chartered Financial Analyst® designation.
		Daisuke Nomoto, CMA (SAAJ), Senior Portfolio Manager	Daisuke Nomoto is head of Japanese equities at Columbia Threadneedle Investments. Prior to his current role, he was a director and senior portfolio manager on the Overseas Equity team. Daisuke joined one of the Columbia Threadneedle Investments legacy firms in 2005. Previously, he worked as an equity analyst at Putnam Investments. Prior to that, Daisuke held a variety of positions for Nippon Life Insurance, including four years as a senior portfolio manager and equity analyst at Nissay Asset Management, Tokyo, and five years as an equity analyst with NLI International. He received a BA from Shiga University, Japan. Daisuke is a chartered member of the Security Analysts Association of Japan.
(1)
As of June 30, 2023.

6.
SAI – Under “Advisory Agreement” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section: The ninth, tenth and eleventh paragraphs are hereby deleted in their entirety and replaced with the following:

Columbia Management Investment Advisers, LLC (Columbia) serves as sub-adviser to the fund. Columbia was incorporated in Minnesota in 1985 and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs. Columbia Management Investment Advisers, LLC, is located at 290 Congress Street, Boston, MA 02210.
7.
SAI – Under “Subadviser Portfolio Manager Disclosure” in the “PORTFOLIO MANAGERS” section: The “Mondrian” section is hereby deleted in its entirety and replaced with the following:

Other Accounts. In addition to the fund, the portfolio managers below are also responsible for the day-to-day management of certain other accounts, as indicated in the following table. The information below is provided as of August 31, 2023. There are no accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts (separate accounts)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Fred Copper	7	$8,364,271,254	1	$120,469,442	36	$764,339,609
Daisuke Nomoto	6	$7,553,225,270	2	$851,391,226	33	$583,880,359
Material Conflicts of Interest. Columbia, like other investment professionals with multiple clients, the Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When Columbia determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a fund may not be able to invest in privately placed securities in which other accounts advised by Columbia using a similar style, including performance fee accounts, are able to invest, even when the Columbia believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by Columbia.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. Columbia and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically Columbia does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Columbia. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Columbia with respect to accounts of Columbia unless Columbia is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that Columbia and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for Columbia’s accounts (including the Fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted compliance procedures that provide that any transactions between a Fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.
A Fund’s portfolio managers also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.
Compensation. Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by Columbia (“Columbia Funds”), in most cases including the Columbia Funds the portfolio manager manages. Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments. Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct. Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Columbia. Consideration is given to relative performance over the one-, three and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals. Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees. Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees. For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Ownership of Fund Shares. As of August 31, 2023, the portfolio managers did not beneficially own any of the fund’s shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG121906-00 (09/23)
00290119